Exhibit 10.51

ASSIGNMENT OF PURCHASE CONTRACT

          THIS ASSIGNMENT (the “Assignment”) is made effective as of this 8th day of December, 2011, by and between APPLE SUITES REALTY GROUP, INC., a Virginia corporation (“Assignor”), and APPLE TEN HOSPITALITY OWNERSHIP, INC., a Virginia corporation (“Assignee”).

RECITALS

          A.          Pursuant to that certain Purchase Contract dated as of July 8, 2010 (the “Purchase Contract”), between certain persons and entities set forth on Item 2(a) of Schedule 1 of the Purchase Contract (the “Interest Owners”), Sunbelt-FTH, LLC, an Alabama limited liability company (the “Company”) and Assignor, the Interest Owners agreed to sell all of their interests in the Company to the Assignor.

          B.          Assignor now desires to assign its rights under the Purchase Contract to Assignee.

WITNESSETH

          FOR AND IN CONSIDERATION of the sum of Ten Dollars ($10.00) cash in hand paid, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.          Assignment. Assignor hereby assigns and conveys to Assignee all of its right, title, and interest in, to, and under the Purchase Contract. This Assignment shall not relieve Assignor of its obligations and liabilities under the Purchase Contract.

          2.          Assumption. Assignee hereby assumes and agrees to perform all of Assignor’s obligations under the Purchase Contract.

          3.          Reimbursement. Assignee hereby agrees to reimburse Assignor the amount of the Earnest Money Deposit paid by Assignor pursuant to Section 2.5 of the Purchase Contract.

          4.          The rights and obligations of the parties hereunder shall extend to, be binding upon and inure to the benefit of their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:

APPLE SUITES REALTY GROUP, INC., a Virginia corporation

By:	/s/ David P. Buckley

Name:	David P. Buckley
Title:	Vice President

ASSIGNEE:

APPLE TEN HOSPITALITY OWNERSHIP, INC.
a Virginia corporation

By:	/s/ David P. Buckley

Name:	David P. Buckley
Title:	Vice President